SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund

Supplement dated April 4, 2008

to the Class A Shares Prospectus dated September 30, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Portfolio Managers for the World Equity Ex-US Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the World Equity Ex-US Fund. In the sub-section entitled “World Equity Ex-US Fund” under the section entitled “Sub-Advisers and Portfolio Managers,” the text relating to AllianceBernstein L.P. is hereby deleted and replaced with the following:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the World Equity Ex-US Fund. Each of two committees of investment professionals manages its own portion of the World Equity Ex-US Fund’s assets allocated to AllianceBernstein:

Alliance Emerging Markets Growth Portfolio Oversight Group

The five members of the committee with the most significant responsibility for the day-to-day management of the World Equity Ex-US Fund’s portfolio are: Steve Beinhacker, Michael Levy, Manish Singhai, Jean-Francois Van de Walle and Sanem Bilgin. Mr. Beinhacker, the Senior Vice President and Chief Investment Officer of Emerging Markets Growth Equities, joined Alliance Capital Management L.P. in 1992 as the firm’s director of international quantitative stock research and joined the Global/International Large Cap Growth teams in 1994. In April of 2007, Mr. Beinhacker became the Chief Investment Officer for Emerging Markets Growth. Michael Levy, a Senior Vice President and Eastern Europe/Middle East/Africa Portfolio Manager, joined AllianceBernstein in 1994 with research responsibilities in both the developed and emerging markets. Since 1997, he has held portfolio management responsibilities for various emerging markets-oriented specialty portfolios. Manish Singhai, a Senior Vice President and Asian Emerging Markets Portfolio Manager, joined AllianceBernstein in 1998 as an Emerging Markets Telecoms and Utilities Analyst and has been managing Emerging Asian portfolios since September 2000. Mr. Van de Walle, a Senior Vice President and Latin America Portfolio Manager, joined AllianceBernstein in 1991 as a Latin American Equity Research Analyst. Ms. Bilgin, the Director of Research for Emerging Markets Growth, joined the firm as a research analyst in 1996 and became the director of research for Emerging Markets Growth in December 2007.

Bernstein Global Value Investment Policy Group

This team consists of Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital Management L.P., in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D’Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in

2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

There are no other changes to the portfolio managers of the World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-505 (4/08)